Fourth-Quarter Fiscal 2014 Earnings

November 5, 2014

ASHLAND®

With good chemistry great things happen.™

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as "anticipates," "believes," "expects," "estimates," "is likely," "predicts," "projects," "forecasts," "may," "will," "should" and "intends" and the negatives of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland's expectations and assumptions, as of the date such statements are made, regarding Ashland's future operating performance and financial condition, the economy and other future events or circumstances. Ashland's expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland's substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland's future cash flows, results of operations, financial condition and its ability to repay debt), the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions), the global restructuring program (including the possibility that Ashland may not realize the anticipated revenue and earnings growth, cost reductions and other expected benefits from the program), Ashland's ability to generate sufficient cash to finance its stock repurchase plans, severe weather, natural disasters and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland's website at http://investor.ashland.com or on the SEC's website at www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this presentation whether as a result of new information, future events or otherwise.

Regulation G: Adjusted Results

The information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.

Fiscal Fourth Quarter 2014

Highlights[1]

- Loss of $0.35 per share from continuing operations
  - Includes an actuarial loss on pension
- Adjusted earnings of $1.42 vs. $1.29 per share in prior year
- Volumes increased 3% year over year
- Sales of $1.5 billion, up 5% from year-ago period
- Adjusted EBITDA of $272 million, up 8 percent over prior year
- Achieved more than half of targeted $200 million in annualized run-rate cost savings through fourth quarter
- Retired approximately 8.9 million shares under current share repurchase authorization

[1] Ashland's fourth-quarter earnings release dated Nov. 5, 2014, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

ASHLAND

Fiscal Fourth Quarter – Continuing Operations
Key Items Affecting Income

Preliminary

2014	Ashland Specialty Ingredients	Ashland Performance Materials	Valvoline	Unallocated and Other	Pre-tax	After-tax	Earnings per Share
In Process R&D	$ (4)				$ (4)	$ (3)	$ (0.04)
Restructuring	$ (19)	$ (1)		$ (9)	(29)	(21)	(0.28)
Legal reserve		$ (5)			(5)	(5)	(0.07)
Loss on pension and OPEB				$ (317)	(317)	(202)	(2.72)
Tax adjustments					-	100	1.34
Total	$ (23)	$ (6)		$ (326)	$ (355)	$ (131)	$ (1.77)
2013							
In Process R&D	$ (37)				$ (37)	$ (23)	$ (0.29)
Restructuring and integration				$ (10)	(10)	(7)	(0.09)
Gain on pension and OPEB				$ 417	417	262	3.34
MAP settlement charge					(14)	(14)	(0.18)
Tax adjustments					-	16	0.20
Total	$ (37)			$ 407	$ 356	$ 234	$ 2.98

- Intangible amortization expense in Sept. 2014 quarter of $22 million
  - Excluding intangible amortization, adjusted EPS would have been 22 cents higher, or $1.64

ASHLAND

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sept. 30,			Three months ended June 30,	
	2014	2013	Change	2014	Change
Sales	$1,538	$1,470	5 %	$1,605	(4) %
Gross profit as a percent of sales	27.8 %	27.6 %	20 bp	28.4 %	(60) bp
Selling, general and admin./R&D costs	$ 256	$ 252	2 %	$ 255	0 %
Operating income	$ 180	$ 162	11 %	$ 212	(15) %
Operating income as a percent of sales	11.7 %	11.0 %	70 bp	13.2 %	(150) bp
Depreciation and amortization	$ 92	$ 89	3 %	$ 89	3 %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 272	$ 252	8 %	$ 298	(9) %
EBITDA as a percent of sales	17.7 %	17.1 %	60 bp	18.6 %	(90) bp

- Good volumes across Ashland led to 5 percent top-line growth
- Profitability gains in ASI and Valvoline drove 60-basis-point increase in EBITDA margin

[1] Ashland's earnings releases dated Nov. 5 and July 31, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

ASHLAND.

Ashland Specialty Ingredients

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sept. 30, 2014	2013	Change	Three months ended June 30, 2014	Change
Metric tons sold (in thousands) - Actives basis	91.1	87.3	4 %	95.0	(4) %
Sales	$ 635	$ 585	9 %	$ 653	(3) %
Gross profit as a percent of sales	32.8 %	30.0 %	280 bp	31.5 %	130 bp
Selling, general and admin./R&D costs	$ 125	$ 120	4 %	$ 124	1 %
Operating income	$ 84	$ 57	47 %	$ 81	4 %
Operating income as a percent of sales	13.2 %	9.7 %	350 bp	12.4 %	80 bp
Depreciation and amortization	$ 63	$ 60	5 %	$ 61	3 %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 147	$ 117	26 %	$ 142	4 %
EBITDA as a percent of sales	23.1 %	20.0 %	310 bp	21.7 %	140 bp

- Versus prior year, volume rose 4 percent, sales up 9 percent
- EBITDA margin exceeded 23 percent, up 140 basis points sequentially
  - Driven by mix and disciplined cost execution

[1] Ashland's earnings releases dated Nov. 5 and July 31, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

ASHLAND.

Ashland Performance Materials

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sept. 30,			Three months ended June 30,	
	2014	2013	Change	2014	Change
Metric tons sold (in thousands)	145.1	139.8	4 %	154.7	(6) %
Sales	$ 383	$ 377	2 %	$ 420	(9) %
Gross profit as a percent of sales	13.6 %	16.0 %	(240) bp	17.1 %	(350) bp
Selling, general and admin./R&D costs	$ 41	$ 37	11 %	$ 41	- %
Operating income	$ 13	$ 26	(50) %	$ 35	(63) %
Operating income as a percent of sales	3.4 %	6.9 %	(350) bp	8.3 %	(490) bp
Depreciation and amortization	$ 18	$ 18	- %	$ 18	- %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 31	$ 44	(30) %	$ 53	(42) %
EBITDA as a percent of sales	8.1 %	11.7 %	(360) bp	12.6 %	(450) bp

- Volume increases drove year-over-year sales gain, more than offsetting BDO price headwind
- Results negatively affected by lower I&S pricing and turnaround

[1] Ashland's earnings releases dated Nov. 5 and July 31, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

ASHLAND.

Valvoline

Results Summary[1]

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sept. 30, 2014	2013	Change	Three months ended June 30, 2014	Change
Lubricant gallons (in millions)	41.5	40.8	2 %	42.8	(3) %
Sales	$ 520	$ 508	2 %	$ 532	(2) %
Gross profit as a percent of sales	31.1 %	32.1 %	(100) bp	32.7 %	(160) bp
Selling, general and admin./R&D costs	$ 89	$ 95	(6) %	$ 91	(2) %
Operating income	$ 77	$ 73	5 %	$ 90	(14) %
Operating income as a percent of sales	14.8 %	14.4 %	40 bp	16.9 %	(210) bp
Depreciation and amortization	$ 10	$ 10	- %	$ 9	11 %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 87	$ 83	5 %	$ 99	(12) %
EBITDA as a percent of sales	16.7 %	16.3 %	40 bp	18.6 %	(190) bp

- Volume and sales gains within DIFM and international drove another quarter of solid performance
- Continued mix improvement and reduced SG&A spend contributed to Valvoline's record fourth-quarter earnings

1 Ashland's earnings releases dated Nov. 5 and July 31, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

ASHLAND.

Fiscal Fourth Quarter 2014

Corporate Items

- Pension and other post-retirement adjustment of $317 million pre-tax
  - Expect FY 2015 pension and other post-retirement income of $26 million
  - Expect FY 2015 pension cash funding of ~$95 million vs. $43 million in 2014
- Net interest expense of $40 million
- Effective tax rate of 23.4%; full-year rate at ~20%
  - FY 2015 expectation is 22-24%
- Trade Working Capital[1] finished year at 18.1%
- Capital expenditures totaled $97 million in fourth quarter and $248 million for full year
  - FY 2015 expectation is ~$275-$300 million
- Free cash flow[2] generation of $79 million in fourth quarter and $332 million for full year
  - FY 2015 expectation of $290-$340 million

[1] Trade Working Capital defined as trade accounts receivables plus inventories minus trade accounts payables; calculated on a 13-month rolling basis.

[2] Definition of free cash flow: operating cash less capital expenditures and other items Ashland has deemed non-operational.

ASHLAND.

Global Restructuring Program Update

- **More than half of the $200 million in annualized cost savings achieved through the fourth quarter**
  - Continue to expect substantially all savings to be realized by end of Q2 FY15
  - Estimated book costs now $160-$170 million; estimated cash costs now $120-$130 million
- **More than 80 percent of planned job eliminations completed**
  - Expect to have substantially all job eliminations completed by the end of Q1 FY15

Efficient operating model to drive growth and improved financial performance

Share Buyback Program Update

- To date, approximately 8.9 million shares have been retired under ASR and 10b5-1 programs
- Strong underlying catalysts support share price appreciation
  - Consistent growth and margin expansion in core areas of the business
  - Global restructuring program leading to $200 million in cost savings
  - Good organic EPS growth
- Remain committed to $1.35 billion share buyback program as shares remain undervalued
  - ~$270 million remaining; expect to use prior to expiration

Ashland's stock remains a very attractive investment alternative

ASHLAND.

Fiscal 2015 Objectives
The Year of Execution

Relentless focus on operational excellence

Commercial excellence	SG&A cost efficiency	Supply chain optimization
• Implement strong market segmentation strategies • Increase customer intimacy and speed to market • Focus on innovation pipeline	• Leverage SG&A with targeted increases in highest growth segments • Preserve cost savings from global restructuring • Drive accountability	• Maximize plant efficiencies • Continue driving for higher customer service levels • Enhance planning, inventory management and logistics

Targeted investments to support operational excellence

Building the foundation for revenue growth in excess of GDP and earnings growth in high single digits

ASHLAND

Margin Profile Expectations
A Bridge from 2014

Cost savings and improved execution expected to deliver strong earnings growth and ASH EBITDA margin exceeding 18% in 2015

Operating Segment	2014 Adjusted EBITDA %	Performance Drivers	2015 Adjusted EBITDA % Target	Expected Additional Long-term Margin Expansion (in bps)	Performance Drivers	Long-term Normalized EBITDA % Targets
Specialty Ingredients	21.2%	Good top-line growth supported by emerging markets; supply chain efficiencies and SG&A cost reductions; mix upgrades	22.5 - 23.5 %	250 - 450	Growth through new technology focused on regional needs; enhanced customer service leading to improved value	25 - 27 %
Performance Materials	10.5%	Top-line and earnings growth driven by good composites volumes; plant efficiency and cost-outs; offset by I&S headwind	8.0 - 9.0 %	0 - 200	New application development leading to volume growth; mix improvement; efficient use and optimization of assets; offset by I&S headwind	8 - 11 %
Valvoline	17.6%	20+ stores added to VIOC store count; Double-digit growth in target high-growth international markets; continued mix upgrade	17.5 - 18.5 %	50 - 150	Continued volume increases in target high-growth international markets; additions to VIOC store count; continued mix upgrade	18 - 19 %

ASHLAND.

Appendix A:
EBITDA Bridges

Ashland Q4 FY 2013 vs. Q4 FY 2014

Adjusted EBITDA Bridge



($ millions)
Preliminary
252
27
(4)
(4)
1
0
272
Q4 2013
Volume/Mix
Margin
SG&A Expenses
Currency Translation
Other
Q4 2014

- Stronger volumes and mix contributed $27 million to EBITDA
- Good ASI margins offset primarily by I&S turnaround and BDO pricing

ASHLAND

Ashland Specialty Ingredients

Adjusted EBITDA Bridge

($ millions)
Preliminary

Q4 FY 2013 versus Q4 FY 2014



23
11
(5)
1
0
117
147
Q4 2013
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q4 2014

- Strong volume/mix and disciplined cost execution led to $34 million Volume/mix and margin tailwind
- Incentive compensation offset savings from global restructuring program, leading to $5 million headwind

ASHLAND.

Ashland Performance Materials
Adjusted EBITDA Bridge

($ millions)
Preliminary

Q4 FY 2013 versus Q4 FY 2014



2
44
(11)
(4)
0
0
31
Q4 2013
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q4 2014

- Good volumes provided a tailwind to the quarter
- I&S turnaround and BDO pricing negatively affected margins by approximately $22 million; offset by good elastomers and composites margins
- Resetting incentive compensation negatively affected SG&A line

ASHLAND.

Valvoline

Adjusted EBITDA Bridge

($ millions)
Preliminary

Q4 FY 2013 versus Q4 FY 2014


2
6
0
0
83
(4)
87
Q4 2013
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q4 2014

- Strong volume and efficient SG&A spend were key tailwinds to the quarter
- Raw material increases negatively affected margin

ASHLAND.

Appendix B: Volume Trends and Liquidity and Net Debt

Normalized Volume Trends[1]



Rolling Four Quarters
110%
105%
100%
95%
90%
Specialty Ingredients[2]
Performance Materials[2]
Valvoline
Sep '12
Dec '12
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14
Jun '14
Sept '14
Period Ended

[1] Excludes volumes associated with Casting Solutions and divested Pinova, Synlubes, and PVAc businesses for all periods. Includes volumes associated with ISP and Ara Quimica for all periods.
[2] ASI and APM reflect realignment of adhesives and intermediates and solvents for all periods.

ASHLAND.

Liquidity and Net Debt

($ in millions)

Liquidity		At Sept. 30, 2014
Cash	$	1,393
Available revolver and A/R facility capacity		1,084
Liquidity	$	2,477

Debt	Expiration	Interest Rate	Moody's	S&P		At Sept. 30, 2014
4.750% senior notes, par $1,125 million	08/2022	4.75%	Ba1	BB	$	1,120
3.875% senior notes, par $700 million	04/2018	3.875%	Ba1	BB		700
3.000% senior notes, par $600 million	03/2016	3.000%	Ba1	BB		600
6.875% senior notes, par $375 million	05/2043	6.875%	Ba1	BB		376
A/R facility drawn[1]	08/2015	L+75				255
6.5% debentures, par $282 million	06/2029	6.500%	Ba2	B+		134
Revolver drawn[2]	03/2018	L+175	Ba1	BB		45
Other debt		Various				50
Total debt			Ba1/ Stable	BB/ Stable	$	3,280
Cash					$	1,393
Net debt (cash)					$	1,887

[1] AR securitization facility with total borrowing capacity of $275 million; capacity as of Sept. 30, 2014 of $255 million

[2] $1.2 billion facility, including ~$71 million for letters of credit

Scheduled Debt Repayments by Fiscal Year


$293
$600
$745
$5
$1,125
$666
FY '15
FY '16
FY '17
FY '18
FY '19
FY '20
FY '21
FY '22
FY '23 and after

ASHLAND

ASHLAND®

Appendix C:
Business Profiles

12 Months Ended September 30, 2014

Corporate Profile

Sales[1] - $6.1 Billion

By commercial unit


Ashland Specialty Ingredients 41%
Ashland Performance Materials 26%
Valvoline 33%

By geography


North America2 53%
Europe 25%
Asia Pacific 15%
Latin America/ Other - 7%

[1] For 12 months ended September 30, 2014.

[2] Ashland includes only U.S. and Canada in its North America designation.

Corporate Profile

Adjusted EBITDA[1] - $1.1 Billion


Ashland Performance Materials 16%
Valvoline 34%
Ashland Specialty Ingredients 50%

NYSE Ticker Symbol:	ASH
Total Employees:	~11,000
Outside North America	~30%
Number of Countries in Which Ashland Has Sales:	More than 100

[1] For 12 months ended September 30, 2014. See Appendix D for reconciliation to amounts reported under GAAP.

ASHLAND

Ashland Specialty Ingredients

A global leader of cellulose ethers and vinyl pyrrolidones

Sales by Market[2]


Coatings 14%
Construction 9%
Other Industrial Specialties 18%
Adhesives 13%
Personal Care 23%
Pharma 14%
Nutrition & Other Consumer Specialties 9%

Sales by Product


PVP 17%
Actives - 6%
Vinyl Ethers 6%
Guar - 4%
Biocides - 4%
Other 14%
Cellulosics 37%
Adhesive 12%

Sales by Geography


Asia Pacific 18%
Latin America/ Other - 10%
North America 39%
Europe 33%

<u>For 12 Months Ended September 30, 2014</u>

Sales: $2.5 billion

Adjusted EBITDA: $529 million[1]

Adjusted EBITDA Margin: 21.2%[1]

1 See Appendix D for reconciliation to amounts reported under GAAP.

2 Within the Sales by Market chart above, Industrial Specialties are presented in orange and Consumer Specialties are presented in blue.

ASHLAND.

Ashland Performance Materials

Global leader in unsaturated polyester resins and vinyl ester resins

Sales by Market


Transportation 26%
Electronics 4%
Other Process Industries 13%
Construction: Infrastructure 5%
Construction: Industrial 26%
Construction: Residential 11%
PU/TPU² 4%
Marine 11%

Sales by Product


Elastomers 18%
Intermediates/ Solvents 26%
Composites 56%

Sales by Geography


Europe 33%
Asia Pacific - 14%
Latin America/ Other 5%
North America 48%

<u>For 12 Months Ended September 30, 2014</u>

Sales: $1.6 billion

Adjusted EBITDA: $166 million[1]

Adjusted EBITDA Margin: 10.5%[1]

1 See Appendix D for reconciliation to amounts reported under GAAP.

2 PU/TPU stands for Polyurethane and Thermoplastic Polyurethane.

ASHLAND.

Valvoline: A leading worldwide producer and distributor of premium-branded automotive, commercial and industrial lubricants, automotive chemicals and car-care products

Sales by Market



DIFM: Valvoline Instant Oil Change 18%
Valvoline International 30%
DIFM: Installer Channel 23%
Do-It-Yourself 29%

Sales by Product



Lubricants 86%
Chemicals - 7%
Antifreeze 5%
Filters 2%

International Sales by Region[2]



Australia 23%
Latin America/ Other – 18%
Asia Pacific ex Australia 34%
Europe 25%

For 12 Months Ended September 30, 2014

Sales: $2.0 billion

EBITDA: $360 million[1]

EBITDA Margin: 17.6%[1]

[1] See Appendix D for reconciliation to amounts reported under GAAP.

[2] Includes nonconsolidated joint ventures.

ASHLAND.

Appendix D: Non-GAAP Reconciliations

Ashland Inc. and Consolidated Subsidiaries

Reconciliation of Non-GAAP Data

for 12 Months Ended September 30, 2014

($ millions, except percentages)

Sales[1]	Q4 14	Q3 14	Q2 14	Q1 14	Total
Specialty Ingredients	635	653	629	581	2,498
Performance Materials	383	420	413	365	1,582
Valvoline	520	532	503	486	2,041
Total	1,538	1,605	1,545	1,432	6,121

Adjusted EBITDA[1]	Q4 14	Q3 14	Q2 14	Q1 14	Total	Adjusted EBITDA Margin
Specialty Ingredients	147	142	130	111	529	21.2%
Performance Materials	31	53	49	33	166	10.5%
Valvoline	87	99	90	83	360	17.6%
Unallocated	7	4	3	9	23	
Total	272	298	272	236	1,078	

[1] Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.

ASHLAND

ASHLAND®

With good chemistry great things happen.™